SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made as of the 17 day of December, 2014, by and between DUKE SECURED FINANCING 2009-1 ALZ, LLC, a Delaware limited liability company ("Landlord"), and THE WILLIAM CARTER COMPANY, a Massachusetts corporation ("Tenant").

W I T N E S S E T H:

WHEREAS, Landlord and Tenant heretofore entered into that certain Lease dated March 29, 2012, as amended by that certain First Amendment to Lease dated December 4, 2013 (the "First Amendment") (together, the "Lease") for the lease of approximately 1,061,663 square feet of space, located at 625 Braselton Parkway, Braselton, Georgia 30517, located within Park 85 at Braselton, said space being more particularly described therein (the "Leased Premises"); and

WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the period of time during which Tenant may use the Flooring Allowance (as the same is defined in the First Amendment), upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Incorporation of Recitals and Definitions. The above recitals are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease.

2. Flooring Work. Paragraph 6(a) of the First Amendment is hereby amended by (i) deleting "Five Hundred Thousand and No/100 Dollars ($500,000.00)" in clause (A) of the third (3rd) sentence and substituting "Four Hundred Thousand and No/100 Dollars ($400,000.00)" in lieu thereof and (ii) deleting "December 31, 2014" at the end of the fifth (5th) sentence and substituting "December 31, 2015" in lieu thereof.

3. Expenditures. Landlord and Tenant acknowledge and agree that as of November 21, 2014, Tenant has submitted $504,825.00 in expenses for the Flooring Work, and Landlord has reimbursed Tenant in the amount of $252,412.50.

4. Lease Guaranty. Duke Realty Limited Partnership shall also execute this Amendment for the sole purpose of guarantying the obligations of Duke Secured Financing 2009-1 ALZ, LLC hereunder to the extent that Duke Secured Financing 2009-1 ALZ, LLC is responsible under the Amendment for the payment of the Flooring Allowance, as defined in Section 6 of the First Amendment as hereby amended.

5. Brokers. Landlord and Tenant each represents and warrants to the other that, except for Duke Realty Service, LLC representing Landlord, neither party has engaged or had any conversations or negotiations with any broker, finder or other third party concerning the matters set forth in this Amendment who would be entitled to any commission or fee based on the execution of this Amendment. Landlord and Tenant each hereby indemnifies the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of the Lease for any reason.

6. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect. As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

LANDLORD:

DUKE SECURED FINANCING 2009-1 ALZ, LLC, a Delaware limited liability company

By: Duke Realty Limited Partnership, an Indiana limited partnership, sole member and manager

By: Duke Realty Corporation, its General Partner

By: [signature]
Name: J. Christopher Brown
Title: SVP Southeast Region

Dated: 12/17/2014

TENANT:

THE WILLIAM CARTER COMPANY, a Massachusetts corporation

By: [signature]
Name: Richard Westenberger
Title: EVP & CFO

Dated: 12/9/2014

Duke Realty Limited Partnership is executing this Amendment for the sole purpose of guarantying the obligations of Duke Secured Financing 2009-1 ALZ, LLC hereunder to the extent Duke Secured Financing 2009-1 ALZ, LLC is responsible under the Amendment for the payment of the Flooring Allowance, as defined in Section 6 of the First Amendment as hereby amended.

Duke Realty Limited Partnership, an Indiana limited partnership, sole member and manager

By: Duke Realty Corporation, its General Partner

By: [signature]

Name: J. Christopher Brown

Title: SVP Southeast Region

Dated: 12/17/2014